EXHIBIT 32.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven W. Peterson,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Mesa Laboratories, Inc. on Form 10-QSB for
the  quarterly   period  ended   December  31,  2003  fully  complies  with  the
requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934 and
that  information  contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Mesa Laboratories,
Inc.

                                  By:    /s/  Steven W. Peterson
                                  Name:  Steven W. Peterson
                                  Title: Chief Financial Officer